PHOENIX-ENGEMANN SMALL CAP FUND


                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------

                                                                 March 16, 2001

Dear Shareholder:

    The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund (the "Trust"), will hold a special meeting of shareholders at 2:00 p.m., local time, on June 7, 2001, at the offices of the Trust. At the meeting, the shareholders of the Phoenix-Engemann Small Cap Fund will vote on an agreement and plan of reorganization under which the Phoenix-Engemann Small Cap Fund will be combined with the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds. The Phoenix-Engemann Small & Mid-Cap Growth Fund has a substantially identical investment objective to that of the Phoenix-Engemann Small Cap Fund. If the reorganization agreement is implemented, you will become a shareholder of the Phoenix-Engemann Small & Mid-Cap Growth Fund and will receive shares of the corresponding class of the Phoenix-Engemann Small & Mid-Cap Growth Fund with an aggregate value equal to the aggregate value of your investment in the Phoenix-Engemann Small Cap Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.


    The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Phoenix-Engemann Small Cap Fund and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the reorganization agreement.


    Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. It is very important that you vote and that your voting instructions be received no later than June 4, 2001.


    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

         o By mail, with the enclosed proxy card and postage-paid envelope; or

         o In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    Please note that you may receive more than one proxy package if you hold shares of the Phoenix-Engemann Small Cap Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.



Sincerely,


Philip R. McLoughlin, President

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2001

                           --------------------------


TO THE SHAREHOLDERS:


       The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund, a Delaware business trust, will hold a special meeting of shareholders at the offices of the Trust on June 7, 2001 at 2:00 p.m., local time, for the following purposes:

    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated December 27, 2000, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Small Cap Fund to Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds, in exchange solely for shares of the corresponding class of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund and
(b) the distribution of the shares of the Small & Mid-Cap Growth Fund so received to shareholders of the Small Cap Fund in complete liquidation of the Small Cap Fund.

    2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Small Cap Fund at the close of business on March 14, 2001.


    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

    o By mail, with the enclosed proxy card and postage-paid envelope; or

    o In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                          By Order of the Board of Trustees of
                                          Phoenix Strategic Equity Series Fund,


                                          G. JEFFREY BOHNE
                                          SECRETARY


Greenfield, Massachusetts
March 16, 2001

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                                   A SERIES OF
                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133
                                 (626) 351-9686

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                           PROSPECTUS/PROXY STATEMENT

                             DATED MARCH 16, 2001


    This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Strategic Equity Series Fund, a Delaware business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Engemann Small Cap Fund to be held at 2:00 p.m., local time, on June 7, 2001 at the offices of the Trust, and at any adjournment(s).

    The purpose of the meeting is to consider an agreement and plan of reorganization that would effect the reorganization of the Small Cap Fund into the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds (the "Acquiring Trust"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Small Cap Fund would be transferred to the Small & Mid-Cap Growth Fund in exchange solely for Class A and Class B shares of beneficial interest in the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund. These shares of the Small & Mid-Cap Growth Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Small Cap Fund, and then the Small Cap Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Small Cap Fund would receive a number of full and fractional shares of the corresponding class of the Small & Mid-Cap Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Small Cap Fund shares on the effective date of the reorganization.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are both portfolio series of open-end management investment companies. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. Roger Engemann & Associates, Inc. is employed as the investment adviser for the Small & Mid-Cap Growth Fund and as the subadviser for the Small Cap Fund. Phoenix Investment Counsel, Inc. is the investment adviser for the Small Cap Fund. As used in this Prospectus/Proxy Statement, the term "Phoenix" refers to Phoenix Investment Counsel, Inc. and "Engemann" refers to Roger Engemann & Associates, Inc.

    This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Small Cap Fund, the Small & Mid-Cap Growth Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "funds" refers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Small & Mid-Cap Growth Fund, dated March 15, 2001, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.

    A Prospectus and a Statement of Additional Information for the Small Cap Fund, each dated August 28, 2000, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. A Statement of Additional Information for the Small & Mid-Cap Growth Fund, dated March 15, 2001 has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

    A Statement of Additional Information, dated March 16, 2001 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll free at 1-800-243-4361.

    The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains the Statement of Additional Information dated March 16, 2001 and other material incorporated by reference, together with other information regarding the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    This Prospectus/Proxy Statement constitutes the proxy statement of the Small Cap Fund for the meeting and the prospectus for shares of the Small & Mid-Cap Growth Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about March 19, 2001.

                                ----------------

THE SECURITIES OF THE SMALL & MID-CAP GROWTH FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------

The date of this Prospectus/Proxy Statement is March 16, 2001.

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----


SYNOPSIS....................................................................1
--------

PRINCIPAL RISK FACTORS......................................................5
----------------------

THE PROPOSED REORGANIZATION.................................................6
---------------------------

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................10
------------------------------------------------

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.......................11
----------------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES............................12
-----------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS..............................13
---------------------------------------------

FISCAL YEAR................................................................14
-----------

MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................14
--------------------------------------

VOTING INFORMATION.........................................................15
------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................17
--------------------------------------

MISCELLANEOUS..............................................................17
-------------

OTHER BUSINESS.............................................................22
--------------

                                    SYNOPSIS

BACKGROUND

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., the advisers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, respectively, recommended that the Trustees of the respective trusts consider the benefits that the shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to their recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Acquiring Trust and the Trust, including the independent trustees, at meetings held on September 12, 2000 and August 24, 2000, respectively, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION

    The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:


    o the acquisition of all or substantially all of the assets of the Small Cap Fund by the Small & Mid-Cap Growth Fund in exchange solely for Class A and Class B shares of the Small & Mid-Cap Growth Fund;


    o the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o the pro rata distribution of the corresponding class of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for the outstanding Small Cap Fund shares; and

    o  the liquidation of the Small Cap Fund.


    The reorganization is anticipated to occur on or about June 12, 2001. If the reorganization agreement is implemented, each Small Cap Fund shareholder will receive a number of full and fractional shares of the corresponding class of Small & Mid-Cap Growth Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her Small Cap Fund shares, as of the closing date of the reorganization.


    The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

    o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

    o the approval of the reorganization agreement by the shareholders of the Small Cap Fund.

    The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and principal investment strategies of the Small Cap Fund and the Small & Mid-Cap Growth Fund are substantially identical:

    o The Small Cap Fund has an investment objective of long-term capital growth. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital.


    o Under normal circumstances, the Small Cap Fund invests at least 65% of its total assets in stocks of companies with total market capitalizations of $1.5 billion or less at the time of investment. Under normal circumstances, the Small & Mid-Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2.0 billion at the time of purchase.


    See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Small & Mid-Cap Growth Fund and the Small Cap Fund. You can also find additional information for the Small & Mid-Cap Growth Fund in its Prospectus.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

    The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. Shares are offered to the public at a price equal to the net asset value per share plus applicable sales charges. For Class A Shares, sales charges are imposed at the time of purchase. For Class B shares, sales charges are imposed on a contingent deferred basis.

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Class A and Class B shares of the Small & Mid-Cap Growth Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small Cap Fund.

    See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Small Cap Fund and the Small & Mid-Cap Growth Fund. You can also find additional information on distribution arrangements for the Small & Mid-Cap Growth Fund in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

    The Small Cap Fund distributes net investment income semi-annually. The Small & Mid-Cap Growth Fund distributes net investment income annually. Both Funds distribute net realized capital gains, if any, at least annually.

    All dividends and distributions of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions for the Small & Mid-Cap Growth Fund in its Prospectus.

EXCHANGES

    The Small Cap Fund and the Small & Mid-Cap Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

    On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on the Small & Mid-Cap Growth Fund's exchange privileges in its Prospectus.


REDEMPTION PROCEDURES

    Shareholders of both the Small Cap Fund and the Small & Mid-Cap Growth Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed Small Cap Fund and Small & Mid-Cap Growth Fund shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Small & Mid-Cap Growth Fund's redemption procedures in its Prospectus.


FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

    At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to customary assumptions and representations, that:

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization; and


    o the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefor were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).

    See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS

    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. The specific risks to which the Small & Mid-Cap Growth Fund is subject include the risks of investing in growth stocks and the risks of investing in the stocks of companies with small capitalizations. Investors can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective. Because the Small & Mid-Cap Growth Fund's investment objectives and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same risks as an investment in the Small Cap Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Small & Mid-Cap Growth Fund.


MANAGEMENT AND OTHER SERVICE PROVIDERS


    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Growth Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As subadviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.


    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Yossi Lipsker and Lou Holtz serve as co-portfolio managers of both the Small Cap Fund and the Small & Mid-Cap Growth Fund and as such are responsible for the day-to-day management of both funds' portfolios. Mr. Lipsker is a Vice President of Engemann and has been with Engemann since 1995. Mr. Holtz is also a Vice President and has been with Engemann since 1996.


COMPARATIVE FEE TABLES

    The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Small & Mid-Cap Growth Fund resulting from the reorganization assuming the reorganization took place on December 31, 2000, and after adjusting such information to reflect current fees. The expense information for the Small & Mid-Cap Growth Fund and the Small Cap Fund is based upon expenses for the twelve months ended December 31, 2000.


    As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Small & Mid-Cap Growth Fund are expected to be slightly higher than the "Total Annual Fund Operating Expenses" for the Small Cap Fund.

                                                                                 CLASS A SHARES
                                                      -----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                       --------------------- -------------------- ---------------------

Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                          0.91%                 0.75%                   0.88%
   Distribution and service (12b-1 Fees) (a)                0.25%                 0.25%                   0.25%
   Other Expenses                                           0.35%                 0.33%                   0.26%
                                                            -----                 -----                   -----

Total Annual Fund Operating Expenses (b)                    1.51%                 1.33%                   1.39%
                                                            =====                 =====                   =====

                                                                                 CLASS B SHARES
                                                      ----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                      --------------------- -------------------- ---------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
Management Fees                                             0.91%                 0.75%                   0.88%
Distribution and service (12b-1 Fees) (a)                   1.00%                 1.00%                   1.00%
Other Expenses                                              0.35%                 0.33%                   0.26%
                                                            -----                 -----                   -----

Total Annual Fund Operating Expenses (b)                    2.26%                 2.08%                   2.14%
                                                            =====                 =====                   =====

    The following tables show shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both funds. These expenses will remain in effect as to the combined Small & Mid-Cap Growth Fund following the reorganization.


        SMALL CAP FUND AND SMALL & MID-CAP GROWTH FUND                CLASS A SHARES             CLASS B SHARES
        ----------------------------------------------                --------------             --------------

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                            5.75%                      None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  lesser of the value redeemed or the amount invested)                     None                       5% (c)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None                       None
Redemption Fee                                                             None                       None
Exchange Fee                                                               None                       None

-------------------------

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(b) The Small & Mid-Cap Growth Fund's financial agent has agreed to waive a portion of its administration fee through April 30, 2002 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net assets. Prior to March 1, 2000, the fund's financial agent had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets.

(c) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares of the Small & Mid-Cap Growth Fund purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date.

EXAMPLE

    These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. In the case of Class B shares, it is assumed that your shares are converted to Class A shares after eight years.

    Fees and expenses if you redeemed your shares at the end of each time period:



CLASS A SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------

Small & Mid-Cap Growth Fund...............................          $720           $1,025       $1,351       $2,273
Small Cap Fund............................................          $703           $  973       $1,262       $2,086
Pro Forma Combined Small & Mid-Cap Growth Fund............          $708           $  990       $1,292       $2,148


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------
Small & Mid-Cap Growth Fund...............................          $629           $906         $1,210       $2,407
Small Cap Fund............................................          $612           $853         $1,121       $2,224
Pro Forma Combined Small & Mid-Cap Growth Fund............          $617           $870         $1,149       $2,282


    Fees and expenses if you did not redeem your shares at the end of each time period:


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------

Small & Mid-Cap Growth Fund...............................          $229           $706         $1,210       $2,407
Small Cap Fund............................................          $212           $653         $1,121       $2,224
Pro Forma Combined Small & Mid-Cap Growth Fund............          $217           $670         $1,149       $2,282



    Note: Actual expenses for the Small & Mid-Cap Growth Fund may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Small & Mid-Cap Growth Fund's administrator.

    The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

    Because the Small & Mid-Cap Growth Fund's investment objective and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same specific risks as an investment in the Small Cap Fund. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Small & Mid-Cap Growth Fund as contrasted with those associated with the Small Cap Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Small & Mid-Cap Growth Fund and the Small Cap Fund, respectively.

    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective.

GENERAL

    The value of the investments of the Small Cap Fund and the Small & Mid-Cap Growth Fund that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of your fund's investments decreases, you will lose money.

    Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as Phoenix or Engemann expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

    Because growth stocks typically make little or no dividend payments to shareholders, investment returns are based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL CAPITALIZATIONS AND UNSEASONED COMPANIES

    Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalization companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Small capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

    The Agreement and Plan of Reorganization contemplates:

    o the acquisition by the Small & Mid-Cap Growth Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Small Cap Fund in exchange solely for Class A and Class B shares of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund; and

    o the distribution of shares of the corresponding class of the Small & Mid-Cap Growth Fund to the shareholders of the Small Cap Fund in exchange for their respective shares of the Small Cap Fund.

    The assets of the Small Cap Fund to be acquired by the Small & Mid-Cap Growth Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Small Cap Fund and any deferred or prepaid expenses shown as an asset on the books of the Small Cap Fund on the closing date of the reorganization. The Small & Mid-Cap Growth Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Small Cap Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about June 12, 2001), or such later date as the parties may agree.

    The value of the Small Cap Fund's assets to be acquired and the Small Cap Fund's liabilities to be assumed by the Small & Mid-Cap Growth Fund and the net asset value of each class of shares of the Small & Mid-Cap Growth Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Small & Mid-Cap Growth Fund's then current Prospectus and Statement of Additional Information. The number of Class A and Class B shares of the Small & Mid-Cap Growth Fund to be issued to the Small Cap Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Small Cap Fund by (b) the net asset value per share of the corresponding class of the Small & Mid-Cap Growth Fund.

    On the closing date, the Small Cap Fund will liquidate and distribute pro rata to its shareholders of record the Small & Mid-Cap Growth Fund shares received by the Small Cap Fund in exchange for their respective shares in the Small Cap Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Small & Mid-Cap Growth Fund in the name of each shareholder of record of the Small Cap Fund and by crediting to each account the shares due pursuant to the reorganization. Every Small Cap Fund shareholder will own shares of the corresponding class of the Small & Mid-Cap Growth Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Small Cap Fund shares immediately prior to the reorganization.

    At or prior to the closing date, the Small Cap Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Small Cap Fund shareholders all of the Small Cap Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

    Subject to certain limitations on liability, the Small & Mid-Cap Growth
Fund has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the adviser or distributor of the Small Cap Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

    The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

    Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Small Cap Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Small Cap Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Small & Mid-Cap Growth Fund shares to be issued to shareholders of the Small Cap Fund without their further approval.

REASONS FOR THE REORGANIZATION

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts. Phoenix Investment Counsel, the adviser to the Small Cap Fund, and Roger Engemann & Associates, the adviser to the Small & Mid-Cap Growth Fund, recommended that the Trustees of each trust consider the benefits that shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

    In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two funds with substantially identical investment objectives and principal investment strategies and would permit the shareholders of the Small Cap Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:

    o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

    o the total expense ratio of the combined Small & Mid-Cap Growth Fund following the reorganization is projected to be slightly higher than the current total expense ratio of the Small Cap Fund;

    o the reorganization provides for continuity of distribution and shareholder servicing arrangements; and

    o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Small Cap Fund or the Small & Mid-Cap Growth Fund or to the shareholders of either of the funds.

    After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on August 24, 2000 that the reorganization would be in the best interests of the Small Cap Fund and its shareholders and that the interests of existing Small Cap Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorize the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

    At a meeting held on September 12, 2000, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Small & Mid-Cap Growth Fund and its shareholders and that the interests of existing Small & Mid-Cap Growth Fund shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that Phoenix Investment Counsel and Roger Engemann & Associates, Inc. have elected to use the historical financial statements and performance record of the Small & Mid-Cap Growth Fund.

FEDERAL INCOME TAX CONSEQUENCES

    Special counsel to the funds, Goodwin Procter LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

    o the transfer of all or substantially all of the assets of the Small Cap Fund solely in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund, and the distribution of such shares to the shareholders of the Small Cap Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the Small & Mid-Cap Growth Fund and the Small Cap Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o  the tax basis of the Small Cap Fund's assets acquired by the Small
       & Mid-Cap Growth Fund will be the same to the Small & Mid-Cap
       Growth Fund as the tax basis of such assets to the Small Cap Fund immediately prior to the reorganization, and the holding period of the assets of the Small Cap Fund in the hands of the Small & Mid-Cap Growth Fund will include the period during which those assets were held by the Small Cap Fund;

    o no gain or loss will be recognized by the Small & Mid-Cap Growth Fund upon the receipt of the assets of the Small Cap Fund solely in exchange for the Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o no gain or loss will be recognized by shareholders of the Small Cap Fund upon the receipt of Small & Mid-Cap Growth Fund shares by such shareholders, provided such shareholders receive solely Small & Mid-Cap Growth Fund shares (including fractional shares) in exchange for their Small Cap Fund shares; and

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefor were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).

    The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Small Cap Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund do not constitute a tax-free reorganization, each Small Cap Fund shareholder generally will recognize gain or loss equal to the difference between the value of Small & Mid-Cap Growth Fund shares such shareholder acquires and the tax basis of such shareholder's Small Cap Fund shares.

    Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.


CAPITALIZATION

    The following table sets forth the capitalization of the Small & Mid-Cap Growth Fund and the Small Cap Fund, and on a pro forma basis for the combined Small & Mid-Cap Growth Fund as of December 31, 2000 giving effect to the proposed acquisition of net assets of the Small Cap Fund at net asset value. The pro forma data reflects an exchange ratio of approximately 0.455410522 and
0.44283528 for Class A and Class B shares, respectively, of the Small & Mid-Cap Growth Fund issued for each Class A and Class B share, respectively, of the Small Cap Fund.

                                                                                                          PRO FORMA
                                                                SMALL &                                    COMBINED
                                                                MID-CAP                                  SMALL & MID-
                                                              GROWTH FUND       SMALL CAP FUND          CAP GROWTH FUND
                                                              -----------       --------------          ---------------

Net assets
   Class A                                                  $231,453,202         $153,432,512             $384,885,714
   Class B                                                    99,059,526          108,250,026              207,309,552
   Class C                                                    75,806,164              N/A                   75,806,164
Net asset value per share
   Class A                                                     $37.96               $17.29                   $37.96
   Class B                                                      36.72                16.26                    36.72
   Class C                                                      36.69                 N/A                     36.69
Shares outstanding
   Class A                                                     6,097,356            8,875,404              10,139,308
   Class B                                                     2,697,730            6,657,070               5,645,715
   Class C                                                     2,065,916              N/A                   2,065,916



    The table set forth above should not be relied on to determine the number of Small & Mid-Cap Growth Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Small Cap Fund and the Small & Mid-Cap Growth Fund at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

    The following table sets forth the average annual total return of the Class A, Class B and Class C shares of the Small & Mid-Cap Growth Fund and the Class A and Class B shares of the Small Cap Fund for the periods indicated.


                                        AVERAGE ANNUAL TOTAL RETURNS FOR
                                            PERIODS ENDING 12/31/00(a)



                FUND NAME                     1 YEAR       5 YEARS       SINCE INCEPTION         INCEPTION DATE
------------------------------------------    ------       -------       ---------------         --------------


Small & Mid-Cap Growth Fund
   Class A                                    (19.51)%     26.74%            29.32%               10/10/1994
   Class B                                    (18.63)%      N/A              23.52%               09/18/1996
   Class C                                    (15.25)%      N/A              21.46%               10/08/1996

Small Cap Fund
   Class A                                    (23.32)%     17.42%            23.27%               10/16/1995
   Class B                                    (21.51)%     17.93%            23.75%               10/16/1995

Russell 2000 Index (b)                         (3.02)%     10.31%            12.42%               10/10/1994
Russell 2000 Growth Index (c)                 (22.43)%      7.14%            10.43%               10/10/1994



    Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

-------------------------

(a) The Small & Mid-Cap Growth Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B and Class C shares. The Small Cap Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption of Class B shares.
(b) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The index does not reflect sales charges.
(c) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance for small-capitalization growth-oriented stocks. The index does not reflect sales charges.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Small & Mid-Cap Growth Fund and the Small Cap Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each fund's Prospectus and Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" of the respective fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The principal investment strategies of the Small & Mid-Cap Growth Fund are substantially identical to the principal investment strategies of the Small Cap Fund.


    Under normal circumstances, the Small Cap Fund invests at least 65% of its total assets in stocks of companies with market capitalizations of $1.5 billion or less at the time of investment. Under normal circumstances, the Small & Mid-Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2 billion at the time of purchase. The Small & Mid-Cap Growth Fund recently raised the market capitalization of companies in which it may invest from $1.5 billion to $2 billion. The Funds emphasize the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The Funds may also select stocks of companies that may not be experiencing rapid growth but which, in the opinion of the adviser or subadviser, are undervalued by other criteria of their fundamental net worth.


    Investments of the Funds are generally sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or if the security has appreciated to the point where it is no longer attractive.


    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Growth Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As subadviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.



CERTAIN INVESTMENT RESTRICTIONS

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund (as that term is defined in the 1940 Act).

    Each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

    (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8)   Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction.


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. The Class A and Class B shares of the Small Cap Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small & Mid-Cap Growth Fund.

    In the proposed reorganization, you will receive the corresponding class of shares of the Small & Mid-Cap Growth Fund in exchange for your shares in the Small Cap Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any Class B shares acquired as a result of the reorganization, the length of time you hold shares in the Small & Mid-Cap Growth Fund will be added to the length of time you held shares in the Small Cap Fund. If you acquire Class B shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Small Cap Fund.

    The shares of the various classes are offered under the following arrangements:

CLASS A SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

o Are offered to the public at net asset value plus a maximum sales charge of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions.

o   Are not subject to any charges when redeemed.

o Have lower distribution and service fees (0.25%) and pay higher dividends than Class B and Class C shares.

CLASS B SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first five years after purchase. This charge declines to 0% over a period of five years and may be waived under certain conditions.


o Will automatically convert to Class A shares eight years after purchase (six-years for Class B shares of the Small & Mid-Cap Growth Fund purchased prior to January 20, 1998).

o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

CLASS C SHARES (CURRENTLY OFFERED BY THE SMALL & MID-CAP GROWTH FUND ONLY)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.

o Have the same distribution and service fees (1.00%) as Class B shares and pay comparable dividends.

o Class C shares do not convert to any other class of shares of the Small & Mid-Cap Growth Fund.

DISTRIBUTION PLANS

    Phoenix Equity Planning Corporation serves as the distributor of shares for both the Small & Mid-Cap Growth Fund and the Small Cap Fund. The Acquiring Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B and Class C shares relating to the sale and promotion of Small & Mid-Cap Growth Fund shares (the "Acquiring Trust Class B Plan" and the "Acquiring Trust Class C Plan" and collectively, the "Acquiring Trust Plans").

    Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, the Funds compensate Phoenix Equity Planning Corporation 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, Phoenix Equity Planning Corporation is paid 0.25% annually of the average daily net assets of each class of shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

    The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class B shares of the Small Cap Fund, (the "Trust Class B Plan"). Under the Trust Class B Plan, the Small Cap Fund compensates Phoenix Equity Planning Corporation 0.75% of the average daily net assets of the Small Cap Fund's Class B shares. In addition, the Small Cap Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of each class of Small Cap Fund shares as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.


                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

    Both the Small Cap Fund and the Small & Mid-Cap Growth Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

    The Small & Mid-Cap Growth Fund distributes net investment income annually, and distributes net realized capital gains, if any, at least annually. The Small Cap Fund distributes net investment income semiannually, and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund in effect on the record date.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

    Shares of the Small & Mid-Cap Growth Fund and the Small Cap Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B shares for the Small & Mid-Cap Growth Fund or Class B shares of the Small Cap Fund, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Small & Mid-Cap Growth Fund and Small Cap Fund shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

    Because both the Small & Mid-Cap Growth Fund and the Small Cap Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Small Cap Fund but in their capacity as shareholders of the Small & Mid-Cap Growth Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


The following is a summary of certain provisions of the Declarations of Trust of the Small Cap Fund and the Small & Mid-Cap Growth Fund. The Declarations of Trust of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical.


FORM OF ORGANIZATION

    The Small Cap Fund is a series of the Phoenix Strategic Equity Series
Fund, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to a Declaration of Trust dated July 7, 2000, as amended. The Phoenix Strategic Equity Series Fund is the successor to Phoenix Strategic Equity Series Fund, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The Small & Mid-Cap Growth Fund is a series of The Phoenix-Engemann Funds, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to an Agreement and Declaration of Trust dated August 17, 2000, as amended. The Phoenix-Engemann Funds is the successor to The Phoenix-Engemann Funds, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The operations of both the Small & Mid-Cap Growth Fund and the Small Cap Fund are governed by their respective Agreement and Declaration of Trust documents and by Delaware law. Both the Phoenix Strategic Equity Series Fund and The Phoenix-Engemann Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of each trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new fund or of each respective trust with another trust series or other business organization without shareholder approval.


SHARES


    Each Declaration of Trust authorizes the Trustees to create an unlimited number of series in each trust. Within each series, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Phoenix Strategic Equity Series Fund currently has three series outstanding: the Phoenix-Engemann Small Cap Fund, the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund. The Phoenix-Engemann Funds currently has four series outstanding: the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Nifty Fifty Fund and the Phoenix-Engemann Small & Mid-Cap Growth Fund. In addition to the currently existing series, each trust may organize other series in the future.


    The Small & Mid-Cap Growth Fund currently offers Class A, Class B and Class C shares. The Small Cap Fund currently offers Class A and Class B shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.


MEETINGS

    The Trustees or President of both the Small & Mid-Cap Growth Fund and the Small Cap Fund may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.


SHAREHOLDER LIABILITY

    Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the trust documents of both the Small & Mid-Cap Growth Fund and the Small Cap Fund limit shareholder liability.

    The Declaration of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the trusts. Each Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the trusts themselves would be unable to meet their obligations.

LIABILITY OF TRUSTEES

    The Declarations of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provide that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The trusts may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The trusts may also advance payments to a trustee in connection with indemnification.


VOTING REQUIREMENTS

    Each shareholder of the Small & Mid-Cap Growth Fund and the Small Cap Fund is entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote. Each fractional dollar amount shall be entitled to a proportionate fractional vote.


LIQUIDATION OR DISSOLUTION

In the event of the liquidation or dissolution of either fund, the Trustees shall distribute the assets of the trusts to the shareholders, according to their respective rights, after accounting for the liabilities of the trust.


                                   FISCAL YEAR

    The Small & Mid-Cap Growth Fund operates on a fiscal year which ends December 31. The Small Cap Fund operates on a fiscal year which ends April 30.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS


    Responsibility for the overall supervision of the Small & Mid-Cap Growth Fund rests with The Phoenix-Engemann Funds Board of Trustees. Responsibility for the overall supervision of the Small Cap Fund rests with the Phoenix Strategic Equity Series Fund Board of Trustees. Roger Engemann & Associates, Inc. serves as investment adviser to the Small & Mid-Cap Growth Fund, and as subadviser to the Small Cap Fund. Phoenix Investment Counsel, Inc. serves as investment adviser to the Small Cap Fund.


    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Yossi Lipsker and Lou Holtz serve as co-portfolio managers of both the Small & Mid-Cap Growth Fund and the Small Cap Fund and as such are responsible for the day-to-day management of both fund portfolios.

    Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.


    Mr. Lipsker is a Vice President of Engemann and has been with Engemann since 1995. Mr. Lipsker also serves as co-portfolio manager of the Phoenix-Engemann Nifty Fifty Fund of The Phoenix-Engemann Funds. Mr. Holtz is also a Vice President and has been with Engemann since 1996. Mr. Holtz serves as a co-portfolio manager of Phoenix-Engemann Balanced Return Fund of the Phoenix-Engemann Funds. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.


    Phoenix Equity Planning Corporation serves as administrative agent of the Small & Mid-Cap Growth Fund and the Small Cap Fund and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also acts as transfer agent for the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    The custodian of the Small & Mid-Cap Growth Fund is Union Bank of California. State Street Bank and Trust Company serves as custodian of the Small Cap Fund.

    PricewaterhouseCoopers LLP serve as independent accountants for both the Small Cap Fund and the Small & Mid-Cap Growth Fund.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

    This Prospectus/Proxy Statement is being furnished to the shareholders of the Small Cap Fund in connection with the solicitation by the Board of Trustees of Phoenix Strategic Equity Series Fund of proxies to be used at the meeting.



    Shareholders of record of the Small Cap Fund at the close of business on March 14, 2001 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, 8,763,430.272 Class A and 6,539,465.019 Class B shares of the Small Cap Fund were issued and outstanding. Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Small Cap Fund will vote together as a single class on the reorganization proposal. The holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. Although the Trust instrument provides that the Trustees of the Small Cap Fund may cause the Small Cap Fund to merge or consolidate with or into, or sell substantially all of its assets to another fund without shareholder approval, the Trustees have elected to seek shareholder approval for the reorganization proposal. The Trustees are seeking the vote of the lesser of (i) 67% or more of the eligible votes of the Small Cap Fund if more than 50% of the eligible votes of the Small Cap Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Small Cap Fund. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Small Cap Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.


    If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

    The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of Phoenix Strategic Equity Series Fund. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

    Approval of the reorganization proposal by the shareholders of the Small Cap Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Small Cap Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Small Cap Fund.

REVOCATION OF PROXIES


    Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

    o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

    o by the subsequent execution and return of another proxy prior to the meeting;

    o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

    o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

    The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

    In addition to solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Investment Partners, or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Partners for their reasonable expenses in sending proxy material to be beneficial owners of shares of the Small Cap Fund. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners.

    If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.


OWNERSHIP OF VOTING SECURITIES


    Based on holdings and total shares outstanding as of March 14, 2001, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Small Cap Fund. If the reorganization were consummated as of March 14,, 2001, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Small & Mid-Cap Growth Fund based on their holdings and total shares outstanding as of March 14, 2001.

    The following table contains information about all persons who own beneficially or of record 5% or more of the outstanding shares of the Small Caps Fund, Small & Mid-Cap Growth Fund, or the combined Small & Mid-Cap Growth Fund assuming consummation of the reorganization, based on holdings and total shares outstanding as of March 14, 2001.


                                                                                                  PERCENT OF
                                                                                                COMBINED SMALL
                                                                                                  & MID-CAP
                                                       PERCENT OF           PERCENT OF SMALL &      GROWTH
                                                     SMALL-CAP FUND/         MID-CAP GROWTH        FUND/CLASS
         NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED          FUND/CLASS OWNED         OWNED
         -------------------------------               -----------          ----------------         -----
Charles Schwab & Co., Inc.                               None               Class A - 10.67%     Class A - 7.85%
Special Custody Account
For the Benefit of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S                                              Class B - 11.07%        Class A - 24.39%     Class A - 17.01%
For the Sole Benefit of its Customers
Attn: Fund Administration                                                   Class B - 34.61%     Class B - 22.75%
4800 Deer Lake Drive East, 3rd FL
Jacksonville, FL 32246-6484                                                 Class C - 39.69%     Class C - 39.69%


    THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS


    Additional information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Small & Mid-Cap Growth Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Statement of Additional information for the Small & Mid-Cap Growth Fund, dated March 15, 2001, which has been filed with the SEC and is incorporated by reference herein. A copy of the Small & Mid-Cap Growth Fund's Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

    Additional information about the Small Cap Fund is included in the current Prospectus of the Small Cap Fund, dated August 28, 2000. A copy of the Small Cap Fund's Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Small Cap Fund is included in the Statement of Additional information for the Small Cap Fund, dated August 28, 2000, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Small Cap Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

    The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

MANAGEMENT'S DISCUSSION OF THE SMALL & MID-CAP GROWTH FUND'S PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2000.

         The Small & Mid-Cap Growth Fund's investment objective is to seek long-term growth of capital. Investors should note that the Small & Mid-Cap Growth Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

         For the 12 months ended December 31, 2000, Class A shares were down 14.60%, Class B shares fell 15.24% and Class C shares declined 15.25%. For the same period, the S&P 500 Index(1) had a negative return of 9.19%, the Russell 2000 Growth Index(2) declined 22.43% and the Russell 2000 Index(3) was down 3.02%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

         In 2000, small-cap markets proved to be both volatile and challenging. As we reflect upon the past year, there are several thoughts that emerge. First, 1999 was an exceptional year. Along with outstanding performance, excess was created as capital became inexpensive and too many unsound business concepts were funded. Much of this excess was unwound in 2000, with very painful results for growth investors. Second, the adage "don't fight the Fed" finally came true. With the Federal Reserve raising interest in late 1999 and continuing to for most of the year, it was only a matter of time before they successfully slowed the economy. These two themes created tremendous volatility and in some cases losses for investors.

(1) The S&P 500 Index measures broad stock market total-return performance.

(2) The Russell 2000 Growth Index measures small-cap growth-oriented stock total-return performance.

(3) The Russell 2000 Index measures small-cap stock total-return performance.

(4) The Nasdaq measures technology-oriented stock total-return performance.

    The indices are unmanaged and not available for direct investment.

         The Phoenix-Engemann Small & Mid-Cap Growth Fund was down 14.6% for the year. When viewed in isolation, this does not appear all that attractive. When you consider our 1999 return, the near 40% decline for Nasdaq(4) and the -22% return for our benchmark, the Russell 2000 Growth Index, we are somewhat comforted.

         Given the challenging environment, we remained focused on what we believed were the best long-term growth businesses. We were fortunate that our two largest positions, Applied Micro Circuits and BEA Systems, despite being technology-related companies, significantly outperformed the Nasdaq. In addition, several of our holdings were acquired by larger companies, including Ortel, MMC Networks, and SDLI, which benefited performance.

         In terms of poor performers, we had quite a few; however, in most cases the positions were relatively small. One area in which we had several investments that did not work out was the semiconductor capital equipment group. As the Federal Reserve began to raise rates, this was one of the first areas to see a slowdown. Two companies in this area that performed poorly were Advanced Energy Systems and PRI Automation.

         Looking ahead, we are every excited about the upcoming year as many of the pressures that existed in 2000 are reversing. First, with clear evidence that the economy is slowing, the Federal Reserve, in a surprise move early in January of this year, lowered interest rates by one half of one percent. This should set the stage for continued rate cuts throughout the year, in our opinion. In addition, stocks are a lot cheaper than they were at the beginning of 2000. Moreover, we believe inflation remains very much under control. And finally, we believe we own a portfolio of companies that have very good growth prospects.


PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00



                                                   INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  TO 12/31/00      DATE
                                -------  -------  -----------  ------------

Class A Shares at NAV(2)        (14.60)%  28.25%      30.55%     10/10/94
Class A Shares at POP(3)        (19.51)   26.74       29.32      10/10/94
Class B Shares at NAV(2)        (15.24)      --       23.76       9/18/96
Class B Shares with CDSC(4)     (18.63)      --       23.52       9/18/96
Class C Shares at NAV(2)        (15.25)      --       21.46       10/8/96
Class C Shares with CDSC(4)     (15.25)      --       21.46       10/8/96
Russell 2000 Index(8)            (3.02)   10.31      Note 5        Note 5
Russell 2000 Growth Index(9)    (22.43)    7.14      Note 6        Note 6


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 12.42% for Class A (since 10/10/94), 9.88% for Class B (since 9/18/96) and 9.55% for Class C (since 10/8/96), respectively.
(6) Index performance is 10.43% for Class A (since 10/10/94), 6.31% for Class B (since 9/18/96) and 5.92% for Class C (since 10/8/96), respectively.
(7) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.
(9) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000 (PERIODS ENDING 12/31)



                   FUND CLASS A(7)   RUSSELL 2000 GROWTH INDEX(9)   RUSSELL 2000 INDEX(8)
                   ---------------   ----------------------------   ---------------------
10/94                 $ 9,425                  $10,000                   $10,000
94                    $11,376                  $10,021                   $ 9,877
95                    $14,297                  $13,132                   $12,686
96                    $21,784                  $14,611                   $14,778
97                    $27,537                  $16,502                   $18,083
98                    $31,473                  $16,706                   $17,622
99                    $58,097                  $23,905                   $21,368
00                    $49,614                  $18,543                   $20,723


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS    12/31/00

    As a percentage of equity holdings

    Technology          45%
    Health Care         17%
    Financials          11%
    Consumer Cyclicals  10%
    Energy               7%
    Consumer Staples     6%
    Capital Goods        2%
    Other                2%


TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  Applied Micro Circuits Corp.                 6.1%
    MANUFACTURES INTEGRATED CIRCUITS

2.  BEA Systems, Inc.
    DESIGNS COMPUTER SOFTWARE                    4.5%

3.  Whole Foods Market, Inc.                     3.1%
    NATURAL FOOD SUPERMARKET CHAIN

4.  Metris Cos., Inc.                            2.7%
    MARKETS CONSUMER CREDIT PRODUCTS

5.  NYFIX, Inc.                                  2.5%
    A DEVELOPER AND MARKETER OF ADVANCED
    ELECTRONIC TRADING SYSTEMS

6.  Cost Plus, Inc.                              2.2%
    DISCOUNT SPECIALTY RETAILER

7.  Peregrine Systems, Inc.                      1.9%
    COMPUTER SOFTWARE DEVELOPER

8.  Stilwell Financial, Inc.                     1.8%
    A HOLDING COMPANY FOR THE GROUP OF
    BUSINESSES AND INVESTMENTS THAT COMPRISE
    THE FINANCIAL SERVICES OF KCSI

9.  Corporate Executive Board Co. (The)          1.8%
    MANAGEMENT SERVICES PROVIDER

10. IDEC Pharmaceuticals Corp.                   1.7%
    DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS

LEGAL MATTERS

    Certain legal matters in connection with the issuance of the shares of the Small & Mid-Cap Growth Fund will be passed upon by Goodwin Procter LLP.


ADDITIONAL FINANCIAL INFORMATION

    The tables set forth below present certain financial information for the Small & Mid-Cap Growth Fund. The financial highlights for each year ended December 31 are derived from the Small & Mid-Cap Growth Fund's audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Small & Mid-Cap Growth Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.


                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                 CLASS A
                                                 ------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------------------------
                                                     2000             1999            1998            1997           1996

Net asset value, beginning of period             $  44.45         $  24.08         $ 21.09         $ 18.39         $14.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.39)           (0.37)          (0.30)          (0.31)         (0.12)
  Net realized and unrealized gain
    (loss)                                          (6.10)           20.74            3.31            5.07           7.45
                                                 --------         --------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (6.49)           20.37            3.01            4.76           7.33
                                                 --------         --------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --              --              --          (0.28)
  Dividends from net realized gains                    --               --              --           (2.06)         (3.56)
  In excess of accumulated net realized
    gains                                              --               --           (0.02)             --             --
                                                 --------         --------         -------         -------         ------
      TOTAL DISTRIBUTIONS                              --               --           (0.02)          (2.06)         (3.84)
                                                 --------         --------         -------         -------         ------
Change in net asset value                           (6.49)           20.37            2.99            2.70           3.49
                                                 --------         --------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                   $  37.96         $  44.45         $ 24.08         $ 21.09         $18.39
                                                 ========         ========         =======         =======         ======
Total return(2)                                   (14.60)%          84.59%          14.29%          26.41%          52.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $231,453         $132,996         $54,187         $27,771         $7,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             1.51%            1.73%           1.78%           1.80%           1.10%
Net investment income (loss)                       (0.85)%          (1.40)%         (1.39)%         (1.40)%         (0.70)%
Portfolio turnover                                    78%             105%            147%          313.5%          297.1%


(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.75%, 1.83%, 1.80% and 1.90% for the periods ended December 31, 2000, 1999, 1998,
     1997 and 1996, respectively.

                       See Notes to Financial Statements

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                   CLASS B
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                    2000             1999             1998             1997         1996
Net asset value, beginning of period             $  43.32         $  23.64         $  20.87         $  18.35         $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.72)           (0.55)           (0.45)           (0.46)         (0.32)
  Net realized and unrealized gain
    (loss)                                          (5.88)           20.23             3.24             5.04           2.43
                                                 --------         --------         --------         --------       --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.68             2.79             4.58           2.11
                                                 --------         --------         --------         --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --            --
  Dividends from net realized gains                    --               --               --            (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --            --
                                                 --------         --------         --------         --------       --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)         (0.20)
                                                 --------         --------         --------         --------       --------
Change in net asset value                           (6.60)           19.68             2.77             2.52           1.91
                                                 --------         --------         --------         --------       --------
NET ASSET VALUE, END OF PERIOD                   $  36.72         $  43.32         $  23.64         $  20.87       $  18.35
                                                 ========         ========         ========         ========       ========
Total return(2)                                    (15.24)%          83.25%           13.39%           25.49%         12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $99,060          $73,863          $31,631          $17,298         $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                              2.26%            2.48%            2.53%            2.60%          2.60%(4)
  Net investment income (loss)                      (1.61)%          (2.15)%          (2.14)%          (2.10)%        (2.20)%(4)
Portfolio turnover                                     78%             105%             147%           313.5%         297.1%

-----------------

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended, December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                     See Notes to Financial Statements

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997        1996
Net asset value, beginning of period             $  43.29         $  23.63         $  20.87         $  18.35         $17.99(6)

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.70)           (0.55)           (0.45)           (0.47)         (0.29)
  Net realized and unrealized gain
    (loss)                                          (5.90)           20.21             3.23             5.05             0.85
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.66             2.78             4.58             0.56
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)

                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.66             2.76             2.52             0.36
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.69         $  43.29         $  23.63         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.25)%          83.20%           13.34%           25.49%             3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $75,806          $37,584          $15,023           $8,080               $54

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.59)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%

-----------------

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended, December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                     See Notes to Financial Statements


                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Small Cap Fund's shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Small Cap Fund and the shareholders of the Small Cap Fund.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___th day of _____, _____ by and between THE PHOENIX-ENGEMANN FUNDS (the "Engemann Trust"), a Delaware business trust with its principal place of business at 600 North Rosemead Boulevard, Pasadena, California 91107-2133, on behalf of the Phoenix Small & Mid-Cap Growth Fund, a portfolio series thereof (the "Acquiring Fund") and the PHOENIX STRATEGIC EQUITY SERIES FUND (the "Strategic Trust"), a Delaware business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Engemann Small Cap Fund, a portfolio series thereof (the "Acquired Fund").


       All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Engemann Trust or the Strategic Trust, on behalf of the respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A and Class B shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Engemann Trust and the Strategic Trust are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Trustees of the Engemann Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Trustees of the Strategic Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

       1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

        1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.     VALUATION

       2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

       2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

       3.2 The Strategic Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Strategic Trust or provide evidence satisfactory to the Strategic Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Strategic Trust represents and warrants to the Engemann Trust as follows:

       (a) The Strategic Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

       (b) The Strategic Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

       (c) The Strategic Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

       (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquired Fund at April 30, 2000 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Engemann Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

       (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph
(g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

       (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Strategic Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Strategic Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors, rights, and to general equity principles.

       4.2 The Engemann Trust represents and warrants to the Strategic Trust as follows:

       (a) The Engemann Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

       (b) The Engemann Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

       (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

       (d) The Engemann Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1999, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Strategic Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

       (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring Fund).

       (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Engemann Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.     COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

       5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

       5.2 The Strategic Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

       5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

       5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.6 The Strategic Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Engemann Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

       5.7 The Engemann Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

       The obligations of the Strategic Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Engemann Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of the Engemann Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 The Engemann Trust shall have delivered to the Strategic Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Strategic Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Engemann Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Strategic Trust shall reasonably request.

       6.3 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and nonassessable by the Acquiring Fund.

       6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

       7.1 The obligations of the Engemann Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.2 All representations and warranties of the Strategic Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       7.3 The Strategic Trust shall have delivered to the Engemann Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

       7.4 The Strategic Trust shall have delivered to the Engemann Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Engemann Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Strategic Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Engemann Trust shall reasonably request.

       7.5 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

       7.6 The Proxy Statement and Prospectus (other than information therein that relates to the Engemann Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

       The obligations of the Strategic Trust and the Engemann Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Strategic Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Engemann Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Engemann Trust or the Strategic Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Engemann Trust or the Strategic Trust.

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Engemann Trust and Strategic Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Engemann Trust and the Strategic Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the condition set forth in this paragraph 8.5.

       8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward)

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Engemann Trust and the Strategic Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

10.    ENTIRE AGREEMENT

       The Engemann Trust and the Strategic Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.    TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Engemann Trust or the Strategic Trust, or their respective Trustees or officers, to the other party.

12.    AMENDMENT

       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Strategic Trust and the Engemann Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Strategic Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.    NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

       14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 It is expressly agreed that the obligations of the Strategic Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Strategic Trust personally, but shall bind only the trust property of the Strategic Trust, as provided in the Declaration of Trust of the Strategic Trust. The execution and delivery by such officers of the Strategic Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Strategic Trust. The Strategic Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Strategic Trust arising hereunder, the Engemann Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

       14.6 It is expressly agreed that the obligations of the Engemann Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Engemann Trust personally, but shall bind only the trust property of the Engemann Trust, as provided in the Declaration of Trust of the Engemann Trust. The execution and delivery by such officers of the Engemann Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Engemann Trust as provided in the Declaration of Trust of the Engemann Trust. The Engemann Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquiring Fund. With respect to any obligation of the Engemann Trust arising hereunder, the Strategic Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

       14.7 Subject to the foregoing limitations on liability, the Acquiring Fund agrees to indemnify and hold harmless the Trustees of the Strategic Trust who are not "interested persons" of the adviser or distributor of the Acquired Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by this Agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

       14.8 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and attested by its Secretary or Assistant Secretary.



                                                               THE PHOENIX-ENGEMANN FUNDS,
                                                               on behalf of the Phoenix-Engemann Small & Mid-Cap Growth Fund


ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
Tina L. Mitchell                                                     Name:    Roger Engemann
Secretary                                                            Title:   President

                                                               THE PHOENIX STRATEGIC EQUITY SERIES FUND,
                                                               on behalf of the Phoenix-Engemann Small Cap Fund
ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
G. Jeffrey Bohne                                                     Name:    Philip R. McLoughlin
Secretary                                                            Title:   President

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 2001

                         PHOENIX-ENGEMANN SMALL CAP FUND



The undersigned shareholder of the Phoenix-Engemann Small Cap Fund (the "Fund"), a series of Phoenix Strategic Equity Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin, and Pamela S.
Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on June 7, 2001 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" the Proposal.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH
                      RECOMMENDS A VOTE "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]


                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

REORGANIZATION OF FUND

 1.   To consider and act upon a proposal to approve the Agreement         For         Against        Abstain
      and Plan of Reorganization, dated December 27, 2000, and the         [   ]       [   ]          [   ]
      transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Small Cap Fund to
      Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of
      The Phoenix-Engemann Funds, in exchange solely for
      shares of the corresponding class of the Small & Mid-Cap
      Growth Fund and the assumption by the Small & Mid-Cap
      Growth Fund of all known liabilities of the Small Cap Fund and (b) the distribution of the shares of the Small & Mid-Cap
      Growth Fund so received to shareholders of the Small Cap
      Fund in complete liquidation of the Small Cap Fund.

 TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------- ------- --------------------- -------
----------------------- ------- --------------------- -------
Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date